INTEGRITY MUTUAL FUNDS, INC. AND SUBSIDIARIES

                             CERTIFICATION PURSUANT TO
                               18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Integrity Mutual Funds, Inc. (the "Company) on Form 10-QSB for the quarter ended March 31, 2003, as filed with the U.S. Securities and Exchange Commission (the "Report"), I, Robert E. Walstad, Chief Executive Officer and acting Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  May 29, 2003                            By /s/ Robert E. Walstad
                                               ------------------------
                                               Robert E. Walstad
                                               Chief Executive Officer,
                                               President, and Director
                                              (Principal Executive Officer)
                                              (Acting Chief Financial Officer)